EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet

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MORGAN STANLEY                                                  July 13, 2005
Securitized Products Group          [GRAPHIC OMITTED]

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                            Computational Materials


                                [$274,200,000]
                                 (Approximate)

                       Alternative Loan Trust 2005-37T1

                                  CWALT, Inc.
                                   Depositor

                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer












--------------------------------------------------------------------------------
This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel.
Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                                                  July 13, 2005
Securitized Products Group          [GRAPHIC OMITTED]

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                         [$274,200,000] (Approximate)

                            Countrywide Home Loans
                       Alternative Loan Trust 2005-37T1


                            Transaction Highlights
                            ----------------------


--------------------------------------------------------------------------------------------------------------------
  Offered                                                             Avg Life to Call/         Payment Window
  Classes        Description        Balance(3)    Expected Ratings        Mty(1)(2)             Call/Mty (1)(2)
====================================================================================================================
    A-1           Floater(4)      [$274,200,000]      AAA/Aaa            2.30 / 2.30             08/05-10/11 /
                                                                                                  08/05-10/11
--------------------------------------------------------------------------------------------------------------------
    A-2       Inverse Floater /   [$274,200,000]                    Not Offered Hereby
                      IO
--------------------------------------------------------------------------------------------------------------------
    A-3              NAS          [$55,800,000]                     Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------
    B-1          Subordinate                                        Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------
    B-2          Subordinate                                        Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------
    B-3          Subordinate                                        Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------
    B-4          Subordinate                                        Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------
    B-5          Subordinate                                        Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------
    B-6          Subordinate                                        Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------

Notes:
------
(1)   Certificates are priced to a 10% Optional Call.
(2)   Based on 100% PPC, run using the investor settle date.
(3)   Bond sizes subject to a variance of plus or minus 5%.
(4) The Class A-1 Certificates will have a per annum interest rate equal to the lesser of (i) One-Month LIBOR plus [ ] basis points, and (ii) 5.50%. On each Distribution Date, beginning on the first distribution date, on which LIBOR exceeds 5.05%, in addition to the interest distribution amount, the Class A-1 will be entitled to receive the Yield Supplement Amount, as described herein.



--------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                                                  July 13, 2005
Securitized Products Group          [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


Depositor:                         CWALT, Inc.

Master Servicer:                   Countrywide Home Loans Servicing LP

Issuer:                            Alternative Loan Trust 2005-37T1

Trustee:                           The Bank of New York

Cut-off Date:                      July 1, 2005

Closing Date:                      July 28, 2005

Investor Settle:                   July 29, 2005

Legal Structure                    REMIC

Optional Call:                     10% Cleanup Call

Distribution Date:                 25th of each month, or the next business day, commencing August 25, 2005

Accrual Period:                    The interest accrual period (the "Accrual Period") with respect to the Class A-1 Certificates for a given Distribution Date will be the period beginning on the 25th day of the prior month and ending on the 24th day of the month (on a 30/360 basis) in which the Distribution Date occurs.

ERISA:                             The Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Code, subject to certain conditions. Prospective investors should review with legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Code or other similar laws.


Offered Certificates:              The Class A-1 Certificates

Other Certificates:                It is anticipated that other classes of certificates will be issued by the issuer, including six classes of subordinated certificates and [possibly] including other classes of senior certificates.

Rating Agencies:                   The Certificates will be rated by two of the following three rating agencies: Moody's, Fitch and Standard and Poor's with the expected ratings as set forth on the prior page.

Prepayment Assumption:             100% PPC representing 10% to 24% CPR over 12 months.

Credit Enhancement:                Senior / subordinate, shifting interest structure.



Mortgage Loans:                    As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be
                                   $351,060,000, subject to a 5% variance.

Corridor Contract:                 Beginning with the first Distribution Date, the Class A-1 Certificates will have the benefit of an interest rate corridor contract.  With respect to each applicable Distribution Date, the amount payable by the corridor contract counterparty will equal the product of (i) the excess
                                   (if any) of one month LIBOR over 5.05% (subject to a ceiling of 10.55%), (ii) the lesser of (x)
                                   the corridor contract notional balance for such Distribution Date and (y) the Class Certificate
                                   Balance of the Class A-1 Certificates immediately prior to such Distribution Date and (iii)
                                   one-twelfth ("Yield Supplement Amount").

                                   On each Distribution Date, the Corridor Contract will only be available to pay current basis risk shortfall incurred in such interest accrual period.


--------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  July 13, 2005
Securitized Products Group          [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


Advances:                          The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Senior Principal Distribution:     The principal payments to the Senior Certificates, to the extent of available funds, will be made concurrently as follows:

                                             1.    95% of such amount, to the Class A-3 Certificates, an amount up to the NAS
                                                   Principal Distribution Amount, until the Class Princpal Balance is reduced to zero.

                                             2.    To the Class A-1 Certificates, until the Class Principal Balance is reduced to zero.

                                             3.    To the Class A-3 Certificates, without regard to the NAS Principal Distribution
                                                   Amount, until the Class Principal Balance is reduced to zero.

NAS Principal
Distribution Amount:               The sum of the NAS Scheduled Amount plus the NAS Prepayment Amount.

NAS Scheduled Amount:              The product of (x) the NAS Percent (y) the senior scheduled principal distribution amount and
                                   (z) the NAS Shift Percent.

NAS Prepayment Amount:             The product of (x) the NAS Percent (y) the senior prepayment principal distribution amount and
                                   (z) the NAS Priority Percent.

NAS Percent:                       The sum of (x) the Class A-3 Certificate Balance and (y) $17,000,000 over the balance of the
                                   Senior Certificates.

NAS Shift Percent:                 For any Distribution Date occurring during the first five years, beginning on the first
                                   Distribution Date, 0%. Thereafter, the NAS Shift Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will equal 100%.

NAS Priority Percent:              For any Distribution Date occurring during the first five years, beginning on the first
                                   Distribution Date, 0%.  Thereafter, the NAS Priority Percentage for any Distribution Date
                                   occurring on or after the fifth anniversary of the first Distribution Date will be as follows:
                                   for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any Distribution Date thereafter, 100%.


--------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  July 13, 2005
Securitized Products Group          [GRAPHIC OMITTED]

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                    Preliminary Interest Rate Cap Schedules
                         (Subject to final collateral)


-------------------------------------------------------------------------------------------------------------------
                    Class A-1                                              Class A -1
                   Interest Rate                                          Interest Rate
    Period      Corridor Notional                            Period         Corridor
                    Balance ($)      Strike%     Ceiling%               Notional Balance($)     Strike%     Ceiling%
      1           274,200,000.00      5.05%       10.55%       39          76,459,559.57         5.05%       10.55%
      2           270,435,134.92      5.05%       10.55%       40          72,869,226.48         5.05%       10.55%
      3           266,295,962.70      5.05%       10.55%       41          69,363,555.80         5.05%       10.55%
      4           261,790,965.99      5.05%       10.55%       42          65,940,586.13         5.05%       10.55%
      5           256,929,911.44      5.05%       10.55%       43          62,598,401.33         5.05%       10.55%
      6           251,723,825.53      5.05%       10.55%       44          59,335,129.46         5.05%       10.55%
      7           246,184,963.16      5.05%       10.55%       45          56,148,941.80         5.05%       10.55%
      8           240,326,768.84      5.05%       10.55%       46          53,038,051.79         5.05%       10.55%
      9           234,163,830.63      5.05%       10.55%       47          50,000,714.15         5.05%       10.55%
      10          227,711,826.96      5.05%       10.55%       48          47,035,223.87         5.05%       10.55%
      11          220,987,466.45      5.05%       10.55%       49          44,139,915.28         5.05%       10.55%
      12          214,008,421.05      5.05%       10.55%       50          41,313,161.20         5.05%       10.55%
      13          207,192,415.86      5.05%       10.55%       51          38,553,372.01         5.05%       10.55%
      14          200,535,684.60      5.05%       10.55%       52          35,858,994.81         5.05%       10.55%
      15          194,034,547.60      5.05%       10.55%       53          33,228,512.57         5.05%       10.55%
      16          187,685,409.83      5.05%       10.55%       54          30,660,443.30         5.05%       10.55%
      17          181,484,758.95      5.05%       10.55%       55          28,153,339.25         5.05%       10.55%
      18          175,429,163.45      5.05%       10.55%       56          25,705,786.12         5.05%       10.55%
      19          169,515,270.76      5.05%       10.55%       57          23,316,402.30         5.05%       10.55%
      20          163,739,805.45      5.05%       10.55%       58          20,983,838.13         5.05%       10.55%
      21          158,099,567.47      5.05%       10.55%       59          18,706,775.12         5.05%       10.55%
      22          152,591,430.45      5.05%       10.55%       60          16,483,925.28         5.05%       10.55%
      23          147,212,339.93      5.05%       10.55%       61          14,314,030.40         5.05%       10.55%
      24          141,959,311.82      5.05%       10.55%       62          13,012,038.56         5.05%       10.55%
      25          136,829,430.69      5.05%       10.55%       63          11,755,523.43         5.05%       10.55%
      26          131,819,848.25      5.05%       10.55%       64          10,543,361.45         5.05%       10.55%
      27          126,927,781.82      5.05%       10.55%       65           9,374,456.34         5.05%       10.55%
      28          122,150,512.78      5.05%       10.55%       66           8,247,738.46         5.05%       10.55%
      29          117,485,385.13      5.05%       10.55%       67           7,162,164.23         5.05%       10.55%
      30          112,929,804.07      5.05%       10.55%       68           6,116,715.57         5.05%       10.55%
      31          108,481,234.55      5.05%       10.55%       69           5,110,399.33         5.05%       10.55%
      32          104,137,199.95      5.05%       10.55%       70           4,142,246.74         5.05%       10.55%
      33           99,895,280.72      5.05%       10.55%       71           3,211,312.86         5.05%       10.55%
      34           95,753,113.05      5.05%       10.55%       72           2,316,676.13         5.05%       10.55%
      35           91,708,387.62      5.05%       10.55%       73           1,457,437.77         5.05%       10.55%
      36           87,758,848.34      5.05%       10.55%       74             835,664.60         5.05%       10.55%
      37           83,902,291.14      5.05%       10.55%       75             243,136.76         5.05%       10.55%
      38                                                    76 and
                   80,136,562.75      5.05%       10.55%    thereafter              0.00         5.05%       10.55%


--------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  July 13, 2005
Securitized Products Group          [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


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